UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2009

000-51379
(Commission File Number)

CHINA MEDICINE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	51-0539830
(State of Incorporation)	(IRS Employer

Guangri Tower, Suite 702
No. 8 Siyou South 1st Street
Yuexiu District
Guangzhou, China 510600
(Address of registrant’s principal executive office)

(8620) 8739-1718 and (8620) 8737-8212
(Registrant’s telephone number)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 13, 2009, China Medicine Corporation (the “Company”) held a conference call open to the public in order to discuss its financial results for the quarter ended June 30, 2009. A transcript of the conference call is attached hereto as Exhibit 99.1.

The Company has supplied the following corrections in connection with releasing the attached transcript of the conference call: (i) sales of drugs for which the Company has exclusive national distribution rights amounted to 18% of the total revenues for the second quarter of 2009 instead of 40%, (ii) promotional sales ended in the first half of 2009 and will not be carried over to the rest of 2009, and (iii) the Sunshine bidding system is coming in the second half of 2009, not in the second quarter of 2009 .

The attached transcript should be read in conjunction with the foregoing corrections.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Transcript of conference call held on August 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Name:	Senshan Yang
Title:	Chief Executive Officer

Date:	August 27, 2009